                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  March 5, 1997



                             JAMESON INNS, INC.
           (Exact name of Registrant as specified in its charter)

    Georgia                      0-23256                    58-2079583
    -------                      -------                    ----------
(State or other              (Commission File            (I.R.S. Employer
jurisdiction of                  Number)                Identification No.)
 incorporation)


8 Perimeter East -- Suite 8050, Atlanta, Georgia             30346-1603
------------------------------------------------            -----------
(Address of Registrant's principal executive offices)        (Zip Code)


Registrant's telephone number, including area code    (770) 901-9020
                                                    ------------------

ITEM 5.  Other Events.

         On March 5, 1997, the Registrant entered into an underwriting agreement (the "Underwriting Agreement") with Oppenheimer & Co., Inc. and The Robinson-Humphrey Company, Inc. (the "Underwriters") pursuant to which the Registrant agreed to sell to the Underwriters for distribution to the public 2,000,000 shares of its Common Stock, par value $.10 per share, at the public offering price of $12.00 per share (with an option exercisable by the Underwriters to purchase an additional 300,000 shares to cover over-allotments). The offer and sale of the shares were covered by the Registration Statement on Form S-3 (File No. 333-20143) which was declared effective on February 28, 1997, including a prospectus of the same date, as amended and supplemented by a prospectus supplement dated March 5, 1997, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

ITEM 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit 1.1 Form of Underwriting Agreement dated March 5, 1997, by and among the Registrant, as issuer, Jameson Operating Company and Oppenheimer & Co., Inc. and The Robinson-Humphrey Company, Inc. providing for the sale of 2,000,000 shares of the common stock of the Registrant




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  JAMESON INNS, INC.

March 7, 1997                     By: /s/ Craig R. Kitchin,
                                      ---------------------------------------
                                         Craig R. Kitchin, Treasurer and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


  Exhibit Number                                Description
  --------------                                -----------
  1.1 Underwriting Agreement  . . . . . . . .   Underwriting Agreement dated March 5, 1997